As filed with the Securities and Exchange Commission on June 13, 2007

                                               Registration No. _____________

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933
                                ----------------

                                FNB UNITED CORP.
             (Exact name of registrant as specified in its charter)


        North Carolina                6021                      56-1456589
(State or other jurisdiction of  (Primary Standard Industrial (I.R.S. Employer
 incorporation or organization)  Classification Code No.)    Identification No.)


        150 South Fayetteville Street, Asheboro, North Carolina 27203 (Address, including zip code, of registrant's principal executive offices)

                            2003 Stock Incentive Plan
                            (Full title of the plan)
                            -------------------------

                                Michael C. Miller
                                    President
                                FNB United Corp.
                                150 South Fayetteville Street
                         Asheboro, North Carolina 27203
                                 (336) 626-8300
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                            -------------------------

                         CALCULATION OF REGISTRATION FEE

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
                                                  Proposed Maximum      Proposed Maximum
Title of Securities to     Amount to be Offering  Price per             Aggregate Offering     Amount of
be Registered              Registered             Share(1)              Price(1)               Registration Fee
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
 Common Stock, par             725,000            $15.65                 $11,346,250.00          $349
 value $2.50
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

 (1) In accordance with Rule 457(h), the registration fee is based upon the average of the high and low prices of the common stock of FNB United Corp. on the NASDAQ Global Select Market on June 11, 2007.

                                EXPLANATORY NOTE

     This Registration Statement on Form S-8 registers additional securities of the same class as other securities for which a Registration Statement on Form S-8 relating to the stock incentive plan named on the cover page of this registration statement is effective. Accordingly, pursuant to General Instruction E to Form S-8, FNB United Corp. (the "Registrant") hereby incorporates by reference herein the contents of such Registration Statement on Form S-8 (Registration No. 333-105442) and hereby deems such contents to be a part hereof, except as otherwise updated or modified by this registration statement. All of the shares of Common Stock to which this registration statement and the earlier registration statement relate are issuable pursuant to awards made under the stock incentive plan named on the cover page of this registration statement.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference

         The following documents and information heretofore filed with the Securities and Exchange Commission by the Registrant (File No. 0-13823) are incorporated by reference in this registration statement:

          (1) the description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form S-4 (Registration No. 333-130758), and all amendments or reports filed for the purpose of updating such description;

          (2) the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2006;

          (3) the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2007; and

          (4) the Registrant's Current Reports on Form 8-K filed February 1, 2007, March 22, 2007, May 10, 2007, May 18, 2007, May 24, 2007, and June 8,
     2007.

         All documents hereafter filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, prior to the filing of a post-effective amendment which indicates that all shares of the Common Stock issuable pursuant to the Plan to which this registration statement relates have been issued or which deregisters any shares then remaining unissued, shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing of such documents.


 Item 8.  Exhibits

         Reference is made to the Exhibit Index.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Asheboro, North Carolina on June 13, 2007.

                                        FNB UNITED CORP.

                                        By     /s/ Michael C. Miller
                                            -------------------------------
                                               Michael C. Miller
                                               Chairman and President

                                POWER OF ATTORNEY

         Each officer or director whose signature appears below hereby appoints Michael C. Miller, Jerry A. Little and Melanie S. Tuttle, or any of them, his true and lawful attorney-in-fact to sign on his behalf as an individual and in the capacity stated below, any amendment or post-effective amendment to this Registration Statement which said attorney-in-fact may deem appropriate or necessary.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the following capacities:


Signature                                Title                    Date
---------                                -----                    ----

  /s/ Michael C. Miller                 Chairman, President       June 13, 2007
------------------------------------    and Director (Principal
Michael C. Miller                       Executive Officer)



  /s/ Jerry A. Little                   Treasurer and Secretary   June 13, 2007
------------------------------------    (Principal Financial
Jerry A. Little                         and Accounting Officer)


  /s/ Jacob F. Alexander III            Director                  June 13, 2007
------------------------------------
Jacob F. Alexander III


  /s/ Larry E. Brooks                   Director                  June 13, 2007
------------------------------------
Larry E. Brooks


  /s/ James M. Campbell, Jr.            Director                  June 13, 2007
------------------------------------
James M. Campbell, Jr.


  /s/ R. Larry Campbell                 Vice President and        June 13, 2007
------------------------------------    Director
R. Larry Campbell


   /s/ Darrell L. Frye                  Director                  June 13, 2007
------------------------------------
Darrell L. Frye


  /s/ Wilbert L. Hancock                Director                  June 13, 2007
------------------------------------
Wilbert L. Hancock


  /s/ Robert P. Huntley                 Director                  June 13, 2007
------------------------------------
Robert P. Huntley


  /s/ Thomas A. Jordan                  Director                  June 13, 2007
------------------------------------
Thomas A. Jordan


  /s/ Lynn S. Lloyd                     Director                  June 13, 2007
------------------------------------
Lynn S. Lloyd


  /s/ H. Ray McKenney                   Director                  June 13, 2007
------------------------------------
H. Ray McKenney


  /s/ Eugene B. McLaurin, III           Director                  June 13, 2007
------------------------------------
Eugene B. McLaurin, II


  /s/ R. Reynolds Neely, Jr.            Director                  June 13, 2007
-------------------------------------
R. Reynolds Neely, Jr.


  /s/ Richard K. Pugh                   Director                  June 13, 2007
------------------------------------
Richard K. Pugh


  /s/ J. M. Ramsay, III                 Director                  June 13, 2007
------------------------------------
J. M. Ramsay, III


  /s/ Carl G. Yale                      Director                  June 13, 2007
-------------------------------------
Carl G. Yale


                                  EXHIBIT INDEX


 Exhibit No.   Description of Exhibits

  5.1          Opinion of Schell Bray Aycock Abel & Livingston PLLC re legality.

 23.1          Consent of Dixon Hughes PLLC.

 23.2 Consent of Schell Bray Aycock Abel & Livingston PLLC (contained in Exhibit 5.1 hereof).

 24.1          Power of Attorney (included in the signature pages hereto).